UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8, 2017

CORPORATE CAPITAL TRUST II

(Exact name of registrant as specified in its charter)

DELAWARE	814-01108	47-1595504
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (866) 745-3797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) On June 8, 2017, Corporate Capital Trust II (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) at which a quorum was present in person or by proxy.

(b) At the Annual Meeting, the Company’s shareholders voted on a total of six proposals, as identified below, all of which were described in the Company’s 2017 Proxy Statement dated April 21, 2017 (the “2017 Proxy Statement”). The following are the voting results on the proposals considered and voted upon at the Annual Meeting.

1. Proposal 1:	To re-elect Thomas K. Sittema for a one-year term expiring at the 2018 annual meeting of shareholder and until his successor is duly elected and qualified. This proposal was passed, with voting results as follows:

For	Against	Withheld
1,150,551	19,927	17,414

2. Proposal 2:	To re-elect Todd C. Builione for a one-year term expiring at the 2018 annual meeting of shareholder and until his successor is duly elected and qualified. This proposal was passed, with voting results as follows:

For	Against	Withheld
1,153,105	18,911	15,876

3. Proposal 3:	To re-elect James H. Kropp for a one-year term expiring at the 2018 annual meeting of shareholder and until his successor is duly elected and qualified. This proposal was passed, with voting results as follows:

For	Against	Withheld
1,150,551	18,911	18,430

4. Proposal 4:	To re-elect Mark D. Linsz for a one-year term expiring at the 2018 annual meeting of shareholder and until his successor is duly elected and qualified. This proposal was passed, with voting results as follows:

For	Against	Withheld
1,153,105	18,911	15,876

5. Proposal 5:	To re-elect Thomas W. Morgan for a one-year term expiring at the 2018 annual meeting of shareholder and until his successor is duly elected and qualified. This proposal was passed, with voting results as follows:

For	Against	Withheld
1,153,105	18,911	15,876

6. Proposal 6:	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017. This proposal was passed, with voting results as follows:

For	Against	Withheld
5,931,256	7,819	15,875

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2017		CORPORATE CAPITAL TRUST II a Delaware statutory trust

	By:	/s/ Chirag J. Bhavsar
Chirag J. Bhavsar Chief Financial Officer and Chief Operator Officer